                                                                   Exhibit 10.23

                                OMEGA CABINETS
                               1205 Peters Drive
                              Waterloo, IA  50703
                               Tel: 319-235-5700
                               Fax: 319-236-9618

Henry P. Key
President
Chief Executive Officer

                               January 30, 1997



TO:    Doug Conley            Lance Erlick        John Goebel
       Mike Hagan             Bob Moran           Tom Schmidt
       Hank Wellnitz

SUBJECT:  FY '97 Executive Bonus Plan

Attached is a graph depicting our FY '97 Bonus Plan. As you will note, the plan is identical to FY '96 in terms of overall design with 100% pay out occurring at our budgeted operating income objective of $26,007... Your individual bonus potential as a percentage of base salary remains the same as FY '96.

"Chance favors the prepared man." We are prepared. We have a great team. Let's make FY '97 the best ever!!!

Hank

                             OMEGA CABINETS, LTD.
                             EXECUTIVE BONUS PLAN
                                    FY '97
--------------------------------------------------------------------------------

 % Plan        EBIT       % Bonus

   85%         22,106        0.0%
   90%         23,406       25.0%
   95%         24,707       62.5%
  100%         26,007      100.0%
  105%         27,307      125.0%

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